UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2024

Cano Health, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-39289

Delaware	98-1524224
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

9725 NW 117th Avenue, Miami, FL	33178
(Address of principal executive offices)	(Zip Code)

(855) 226-6633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CANOQ	OTC Pink Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Plan and Disclosure Statement

As previously disclosed in a Current Report on Form 8-K filed by the Company on February 5, 2024, on February 4, 2024, Cano Health, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (such subsidiaries, together with the Company, the “Debtors”) commenced filing voluntary petitions (the “Chapter 11 Cases”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”). The Chapter 11 Cases are being jointly administered under Case No. 24-10164. The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at https://www.kccllc.net/CanoHealth, a website administered by Kurtzman Carson Consultants LLC, the Debtors’ Court-approved third-party bankruptcy claims and noticing agent, and on the docket of the Chapter 11 Cases, which can be accessed via PACER at https://pacer.gov. The information on this website and docket is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K (this “Form 8-K”).

As previously disclosed in a Current Report on Form 8-K filed by the Company on March 25, 2024, on March 22, 2024, the Debtors filed a proposed Joint Chapter 11 Plan of Reorganization of Cano Health, Inc. and its Affiliated Debtors (the “Proposed Plan”) and a related proposed Disclosure Statement (the “Proposed Disclosure Statement”) with the Bankruptcy Court. The Proposed Plan and the Proposed Disclosure Statement describe, among other things, the Proposed Plan; the restructuring of the Debtors (the “Restructuring”); the events leading up to the Chapter 11 Cases; certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the anticipated solicitation of votes to approve the Proposed Plan from certain of the Debtors’ creditors; and certain other aspects of the Restructuring.

On April 22, 2024, the Debtors filed an Amended Joint Chapter 11 Plan of Reorganization of Cano Health, Inc. and its Affiliated Debtors (as may be further amended from time to time, the “Amended Plan”) and a related proposed Disclosure Statement (as may be further amended from time to time, the “Disclosure Statement”) with the Bankruptcy Court. The Amended Plan and the related Disclosure Statement describe, among other things, the Amended Plan; the Restructuring; the events leading up to the Chapter 11 Cases; certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the anticipated solicitation of votes to approve the Amended Plan from certain of the Debtors’ creditors; and certain other aspects of the Restructuring. Copies of the Amended Plan and the Disclosure Statement are attached as Exhibit 99.1 and 99.2, respectively, to this Form 8-K. The description of the Amended Plan and Disclosure Statement is a summary only and is qualified in its entirety by reference to the full text of the Amended Plan and the Disclosure Statement.

Although the Debtors intend to pursue the Restructuring in accordance with the terms set forth in the Amended Plan, there can be no assurance that the Amended Plan will be approved by the Bankruptcy Court or that the Debtors will be successful in consummating the Restructuring or any other similar transaction on the terms set forth in the Amended Plan, on different terms or at all. Bankruptcy law does not permit postpetition solicitation of acceptances of a proposed chapter 11 plan of reorganization until the Bankruptcy Court approves a disclosure statement relating to the Amended Plan. Accordingly, neither the Debtors’ filing of the Amended Plan and Disclosure Statement, nor this Form 8-K, is a solicitation of votes to accept or reject the Amended Plan. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Bankruptcy Court. The Disclosure Statement is being submitted to the Bankruptcy Court for approval but has not been approved by the Bankruptcy Court to date.

Information contained in the Amended Plan and the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Amended Plan or Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. Such amendments and supplements will also be available for review and free of charge online at https://www.kccllc.net/CanoHealth. Such amendments and supplements may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Form 8-K and shall not be deemed incorporated herein.

Lender Presentation

As previously disclosed in a Current Report on Form 8-K, the Debtors entered into a Restructuring Support Agreement (together with all exhibits and schedules attached thereto, the “RSA”) with lenders holding approximately (x) 86% of its secured revolving and term loan debt and (y) 92% of its senior unsecured notes (the “RSA Lenders”), to, among other things, support a restructuring on the terms of a chapter 11 plan described therein.

In connection with the Amended Plan and the Disclosure Statement, the Company entered into discussions, and confidentiality agreements (the “Confidentiality Agreements”), with the RSA Lenders. In connection with such discussions and pursuant to the Confidentiality Agreements, the Company provided the RSA Lenders with certain information regarding the Company, including the materials attached hereto as Exhibit 99.3 (the “Company Information”). The Company is furnishing the Company Information on this Current Report on Form 8-K in accordance with the terms of the Confidentiality Agreements.

The Disclosure Statement was amended to, among other things, include a liquidation analysis, a valuation analysis of the reorganized Debtors and financial projections (together with the Company Information, the “Analysis and Projections”). The Company’s independent registered public accounting firm has not audited, examined, compiled or otherwise applied procedures to the Analysis and Projections and, accordingly, does not express an opinion or any other form of assurance with respect to the Analysis and Projections. The Company has not yet completed its quarter financial close processes for the quarter ended March 31, 2024. The preliminary, estimated financial results presented in the Analysis and Projections have not been audited and are based on information currently available to the Company. Accordingly, such results are subject to revision as a result of the Company’s completion of its normal quarter accounting closing procedures, including customary reviews and approvals, asset recoverability accounting analysis, the execution of its internal controls over financial reporting, final adjustments and other developments arising between now and the time that our financial results for the three months ended March 31, 2024 are finalized. As such, the Company’s actual results may materially vary from the preliminary results presented in the Analysis and Projections. Any financial projections or forecasts therein or as otherwise in the Disclosure Statement and the exhibits thereto reflect numerous assumptions with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the assumptions made in preparing such financial projections or forecasts will prove to be accurate. It is expected that there will be differences between actual and projected results, and the differences may be material, including due to the occurrence of unforeseen events occurring subsequent to the preparation of any financial projections or forecasts. The disclosure of the Analysis and Projections should not be regarded as an indication that the Company or its affiliates or representatives consider the Analysis and Projections to be a reliable prediction of future events, and the Analysis and Projections should not be relied upon as such. The Analysis and Projections are only estimates and actual results may vary considerably from the Analysis and Projections. The statements in the Analysis and Projections speak only as of the date such statements were made, or any earlier date indicated therein. The Company does not undertake any obligation to publicly update the Analysis and Projections to reflect circumstances existing after the date when the Analysis and Projections were filed with the Bankruptcy Court or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Analysis and Projections are shown to be in error. The statements provided in the Analysis and Projections are subject to all of the cautionary statements and limitations described herein, therein and under the caption “Forward-Looking Statements.”

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 through 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These forward-looking statements generally can be identified by words such as “will,” “shall,” “may,” “anticipates,” “forecasts,” “plans,” “assumes,” “expects,” “seeks,” or other words or phrases of similar import. Such statements include, without limitation, statements regarding: (i) the RSA, the transactions contemplated thereby, and the expected benefits thereof, including that it will enable the Company to substantially reduce its debt and position the Company to achieve long-term success and maximize value; (ii) the Company’s Chapter 11 Cases, including, without limitation, the Amended Plan and Disclosure Statement, the outcome of the Chapter 11 Cases, and the Company’s expectations as to receipt of and timing for the Bankruptcy Court approvals and the timing of its emergence from the proceedings, as well as the expected benefits of the proceedings, such as that they will strengthen the Company’s financial condition, position the Company to advance its ongoing transformation plan that is designed to significantly reduce costs, enhance productivity, and improve cash flow, ensure patients continue to receive high-quality care across medical centers and improve health outcomes for patients at a lower cost, including the benefits from such activities, including our expectations regarding achieving approximately $290 million of cost reductions by the end of 2024, including approximately $105 million in initiatives currently in process or already implemented (the “Transformation Plan”); (iii) the availability of liquidity from the Company’s debtor-in-possession financing, including the Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of February 7, 2024, and the various conditions to which such debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control, as well as the Company’s planned uses of such funds, including, without limitation that the new capital will provide sufficient liquidity to support the Company’s ongoing operations throughout the restructuring process; (iv) the Company’s execution of one or more aspects of the Transformation Plan; and (v) the Company’s anticipated performance, operations, financial strength, potential, and prospects for long-term shareholder value creation, anticipated results of operations, including our business strategies, our projected costs, prospects and plans, and other aspects of our operations or operating results. It is uncertain whether any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others; changes in market or industry conditions, the regulatory environment, competitive conditions, and/or consumer receptivity to our services; changes in our strategy, future operations, prospects and plans; our ability to realize expected financial results, including with respect to patient membership, total revenue and earnings; our ability to predict and control our medical cost ratio; our ability to maintain our relationships with health plans and other key payors; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to attract and retain members of management and our Board of Directors; and/or our ability to recruit and retain qualified team members and independent physicians. Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024 (the “2023 Form 10-K”), as well as our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2023 and 2024 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ir-home), as well as reasons including, without limitation, our experiencing delays or difficulties in, and/or unexpected or less than anticipated results from: (i) our efforts to successfully pursue the Chapter 11 Cases; (ii) less than expected benefits from the RSA; (iii) less than expected access to liquidity and greater than anticipated costs and expenses; and/or (iv) less than expected cost reductions and/or any of the other expected benefits from the Transformation Plan, such as due to higher than expected costs and charges to achieve one or more aspects of such plan or delays in achieving such benefits. For a detailed discussion of other risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our filings with the SEC, including, without limitation, our 2023 Form 10-K and our other SEC filings noted above. Factors other than those listed above could also cause our results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, we undertake no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this Current Report on Form 8-K. Additionally, the business and financial materials and any other statement or disclosure on or made available through the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Current Report on Form 8-K.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. Holders of shares of the Company’s Class A common stock could experience a complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit No.	Description

99.1	Amended Joint Chapter 11 Plan of Reorganization of Cano Health, Inc. and its Affiliated Debtors, dated March April 22, 2024

99.2	[Proposed] Disclosure Statement for Amended Joint Chapter 11 Plan of Reorganization of Cano Health, Inc. and its Affiliated Debtors, dated April 22, 2024

99.3	Lender Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CANO HEALTH, INC.

April 22, 2024	By:	/s/ Mark D. Kent
Mark D. Kent
Chief Executive Officer